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                                                                      EXHIBIT 2

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                            ATRIA COMMUNITIES, INC.
                                  as Assignor

                        THE OTHER ASSIGNORS NAMED HEREIN
                                  as Assignors

                                      With

                         PNC BANK, NATIONAL ASSOCIATION
                              as Collateral Agent








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                               SECURITY AGREEMENT

                                  dated as of

                                August 15, 1996
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                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of August 15, 1996 (as amended, modified, or supplemented from time to time, "this Agreement"), among each of the undersigned (each, together with its successors and assigns, an "Assignor" and collectively, the "Assignors"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as collateral agent (herein, together with its successors and assigns in such capacity, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below):


PRELIMINARY STATEMENTS:

         (1) Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

         (2) This Agreement is made pursuant to the Credit Agreement, dated as of the date hereof (herein, as amended or otherwise modified from time to time, the "Credit Agreement"), among Atria Communities, Inc., a Delaware corporation (herein, together with its successsors and assigns, the "Borrower"), the financial institutions named as lenders therein, and the Administrative Agent, as agent for the Lenders (as defined in the Credit Agreement), providing, among other things, for loans or advances or other extensions of credit to or for the benefit of the Borrower of up to $200,000,000, with such loans or advances being evidenced by promissory notes (the "Notes", such term to include all notes and other securities issued in exchange therefor or in replacement thereof).

         (3) The Borrower may from time to time be party to one or more Designated Interest Rate Agreements (as defined in the Credit Agreement). Any institution that participates, and in each case their subsequent assigns, as a counterparty to any Designated Interest Rate Agreement (collectively, the "Interest Rate Creditors," and the Interest Rate Creditors together with the Lenders, collectively the "Secured Creditors"), shall benefit hereunder as herein provided.

         (4) Pursuant to the Subsidiary Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of the Guaranteed Obligations (as defined in the Subsidiary Guaranty).

         (5) It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement.

         (6) Each Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph.

         NOW, THEREFORE, in consideration of the benefit accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties and hereby covenants and agrees as follows:

         1.       SECURITY INTERESTS.

         1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors a continuing security interest of first priority in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (i) each and every Receivable,
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                  (ii)   all Contracts, together with all Contract Rights
         arising thereunder,

                  (iii)  all Inventory,

                  (iv)   all Equipment,

                  (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks,

                  (vi)   all Patents and Copyrights,

                  (vii) all computer programs of such Assignor and all intellectual property rights therein and all other Proprietary Information of such Assignor, including, but not limited to, Trade Secrets,

                  (viii) all Permits,

                  (ix) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account,

                  (x) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities (as defined in the Pledge Agreement) and other than Cash Equivalents), and

                  (xi) all Proceeds and products of any and all of the foregoing;

provided that there shall be excluded from the foregoing, and there shall not be included in the Collateral, in any event, any of the foregoing as to which any Assignor has prior to the date hereof granted a security interest as security for IDB Debt identified in Annex IV to the Credit Agreement.

         (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

         1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

         2.       GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1. Necessary Filings. Assuming the filing in the appropriate filing offices of those UCC-1 financing statements delivered to the Collateral Agent pursuant to section 5.1(n)(ii)(A) of the Credit Agreement and the filings of the patent, trademark and copyright security agreements with the United States Patent and Trademark Office and the United States Copyright Office, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein superior and prior to the rights of all other persons therein (except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Annex A hereto (the "Permitted Filings")) and subject to no other Liens (except Permitted Liens) and is entitled to

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all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, subject to compliance with the Assignment of Claims Act of 1940, as amended, and subject to the limitations on assignments of payments pursuant to 42 C.F.R. (S) 447.10 (Medicaid), or other applicable legal requirements related to directed payments to assignees under federal and state payment or reimbursement programs.

         2.2. No Liens. Each Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any person (other than evidenced by the Permitted Filings and Liens permitted under the Credit Agreement), and such Assignor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

         2.3. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Annex A hereto and so long as the Total Commitment has not been terminated or any Letter of Credit remains outstanding or any of the Obligations remain unpaid or any Designated Interest Rate Agreement remains in effect, no Assignor will execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby such Assignor or as otherwise permitted by the Credit Agreement.

         2.4. Chief Executive Office, etc; Records. The chief executive office (and the registered office of each Assignor which is a corporation) of each Assignor is located at the address indicated on Annex B hereto. No Assignor will move its chief executive office (or registered office in the case of an Assignor which is a corporation) except to such new location as such Assignor may establish in accordance with the last sentence of this section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, or at such new locations as such Assignor may establish in accordance with the last sentence of this section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above, or such new locations as such Assignor may establish in accordance with the last sentence of this section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice (or such lesser notice as shall be acceptable to the Collateral Agent in the case of a new record location to be established in connection with newly acquired Contracts) of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex C attached hereto. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to or from) any one of the locations shown on Annex C hereto, or such new location as such Assignor may establish in accordance with the last sentence of this section 2.5. An Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times in fully perfected and in full force and effect.

         2.6. Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex D hereto. Each Assignor has only operated under each name set forth in Annex D in the jurisdiction or jurisdictions set forth opposite each such name on Annex D. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on

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Annex D hereto in the jurisdictions listed with respect to such names and new names (including, without limitation, any names of divisions or operations) and/or jurisdictions established in accordance with the last sentence of this section 2.6. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name or operate under any existing name in any additional jurisdiction until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing in such new name and/or jurisdiction and, in the case of a new name, the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new i name and/or new jurisdiction, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.7. Recourse. This Agreement is made with full recourse to the relevant Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, in the Designated Interest Rate Agreements and otherwise in writing in connection herewith or therewith.



         3.       SPECIAL PROVISIONS CONCERNING
                  RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS.

         3.1. Additional Representations and Warranties. As of the time when each of its accounts receivable arises, each Assignor shall be deemed to have represented and warranted that, except in such respects as do not impair in any material respect the value or collectibility of its accounts receivable taken as a whole, and except in such other respects as may from time be disclosed by such Assignor to the Administrative Agent in writing: such receivable, and all records, papers and documents relating thereto (if any) are, to the best knowledge of the Assignor after due inquiry, genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto, to the best knowledge of the Assignor after due inquiry, (i) will represent the genuine, legal, valid and binding obligation of the account debtor, subject to adjustments customary in the business of such Assignor, and evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms, subject to adjustments customary in the business of such Assignor, and
(iv) will be in compliance and will conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

         3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon demand and upon reasonable advance notice. Each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, copies of all documents evidencing the Receivables and all Contracts, such copies, if requested by the Collateral Agent while an Event of Default is in existence, to be certified as true and complete by an appropriate officer of such Assignor) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor) at any time upon its demand. If the Collateral Agent so directs, each Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

         3.3. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except (i) as permitted by section 3.4 hereof and (ii) so long as no Event of Default is then in existence in respect of which the


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Collateral Agent has given notice that this exception is no longer applicable, the Assignor may rescind, cancel, modify, make adjustments with respect to, extend or renew any Contracts or indebtedness evidenced by any Receivable, or compromise or settle any such dispute, claim, suit, or legal proceeding, or sell any Receivable or Contract or interest therein, in the ordinary course of business. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to materially impair the rights of the Collateral Agent in the Receivables or Contracts.

         3.4. Collection. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, so long as no Event of Default is then in existence in respect of which the Collateral Agent has given notice that this exception is no longer applicable, such Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable out-of-pocket costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

         3.5. Direction to Account Debtors, etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs the relevant Assignor, to the extent permitted by applicable law, such Assignor agrees (x) to cause all payments on account of the Receivables to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables to make payments with respect thereto as provided in preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and may adjust, settle or compromise the amount of payment thereof. The Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in section 7.4 of this Agreement. The reasonable out-of-pocket costs and expenses (including attorneys' fees) of collection, whether incurred by such Assignor or the Collateral Agent, shall be borne by such Assignor.

         3.6. Instruments. If any Assignor owns or acquires any Instrument, such Assignor will within 10 days notify the Collateral Agent thereof, and upon request by the Collateral Agent promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

         3.7. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to give effect to the purposes of this Agreement.


         4.       SPECIAL PROVISIONS CONCERNING TRADEMARKS.

         4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner or licensee of the Marks listed in Annex E attached hereto and that said listed Marks constitute all the marks registered in the United States Patent and Trademark Office that such Assignor now owns or uses in connection with its business. Each Assignor represents and warrants that it owns or is licensed to use all Marks that it uses, and that it owns all of the registrations listed on Annex E. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark or service mark in a manner which could have a material effect on the financial condition, business or property of such Assignor.

         4.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under a Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

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         4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Assignor's rights in and to any Mark that has a material effect on the financial condition, business or property of such Assignor taken as a whole (each such Mark, a "Significant Mark"), or with respect to any party claiming that such Assignor's use of any Significant Mark violates any property right of that party, to the extent that such infringement or violation could have a material effect on the financial condition, business or property of such Assignor. Each Assignor further agrees, unless otherwise directed by the Collateral Agent, diligently to prosecute any person infringing any Significant Mark in a manner consistent with its past practice and in the ordinary course of business.

         4.4. Preservation of Marks. Each Assignor agrees to use or license the use of its Significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

         4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. (S)(S)1051 et seq. to maintain trademark registration which would reasonably be expected to have a Material Adverse Effect, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. (S)(S)1058(a), 1059 and 1065, and shall pay all fees and disburse-ments in connection therewith, and shall not abandon any such filing of affi-davit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

         4.6. Future Registered Marks. If any mark registration issues hereafter to an Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

         4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case such Assignor agrees to execute an assignment in form and substance reasonably satisfactory to the Collateral Agent, of all its rights, title and interest in and to the Marks to the Collateral Agent for the benefit of the Secured Creditors; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of the Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using tide Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

         5.       SPECIAL PROVISIONS CONCERNING
                  PATENTS AND COPYRIGHTS.

         5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner or licensee of all rights in the Patents listed in Annex F attached hereto and in the Copyright registrations listed in Annex G attached hereto, that said Patents constitute all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the registered United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyright registrations that it now owns, uses or practices under Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright in a manner which could have a material effect on the financial condition, business or property of such Assignor.

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         5.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under a Patent or Copyright other than in the ordinary course of business absent prior written approval of the Collateral Agent, which such approval shall not be unreasonably withheld.

         5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent that has a material effect on the financial condition, business or property of such Assignor taken as a whole (each such Patent, a "Significant Patent") or Copyright, or with respect to any claim that practice of any Significant Patent or Copyright violates any property right of that party, to the extent that such infringement or violation could have a material effect on the financial condition, business or property of such Assignor. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any person infringing any Significant Patent or Copyright about which it has knowledge in a manner consistent with its past practice and in the ordinary course of business.

         5.4. Maintenance of Patents. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. (S) 41 to maintain in force rights under each Patent.

         5.5. Prosecution of Patent Applications. At its own expense, each Assignor shall diligently prosecute all applications for United States patents listed on Annex F hereto, and shall not abandon any such application, except in favor of a continuation application based on such application, prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, which such consent shall not be unreasonably withheld.

         5.6. Other Patents and Copyrights. Within 30 days of acquisition of a United States Patent or Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

         5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case such Assignor agrees to execute an assignment in form and substance reasonably satisfactory to the Collateral Agent of all its right, title, and interest to such Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors;
(ii) take and practice or sell the Patents and Copyrights; (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

         6.       PROVISIONS CONCERNING ALL COLLATERAL.

         6.1. Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at its own expense, to the extent required by the Credit Agreement against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as an additional insured and loss payee) and copies thereof shall be delivered upon request to the Collateral Agent. If an Assignor shall fail to insure such Inventory and/or Equipment to the extent required by the Credit Agreement, or if such Assignor shall fail to so endorse all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent may apply any proceeds of such insurance in accordance with section 7.4, it being understood and agreed that the Assignor shall be permitted to first use any such proceeds to repair and/or replace the relevant Collateral. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay its

Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

         6.2. Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         6.4. Financing Statements. Each Assignor agrees to sign and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor.

         7.       REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.

         7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent;

                  (iii) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                  (iv) withdraw any or all monies, securities and/or instruments in the Cash Collateral Account for application to the Obligations in accordance with section 7.4 hereof; and

                  (v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense;

                           (A) forthwith cause the same to be moved to the place
                  or places so designated by the Collateral Agent and there delivered to the Collateral Agent,

                           (B) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in section 7.2, and

                           (C) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

         7.2. Remedies; Disposition of the Collateral. Upon the occurrence and continuance of an Event of Default, any Collateral repossessed by the Collateral Agent under or pursuant to section 7. 1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to such Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten (10) days after the giving of such notice, to the right of the relevant Assignor or any nominee of the relevant Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the city where such Collateral is located. To the extent permitted by any such requirement of law, the Collateral Agent on behalf of the Secured Creditors (or certain of them) may bid for and become the purchaser (by bidding in Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this section without accountability to the relevant Assignor (except to the extent of surplus money received as provided in section 7.4). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Collateral Agent need give the relevant Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or wilful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights here-under; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the relevant Assignor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the relevant Assignor.

         7.4. Application of Proceeds. (a) The proceeds of any Collateral obtained pursuant to section 7.1 or disposed of pursuant to section 7.2 shall be applied as follows:

                  (i) first, to the payment of all Obligations to the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations" contained in section 9 hereof;

                  (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Obligations to the Secured Creditors shall be paid to the Secured Creditors as provided in section 7.4(c) with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iii) third, to the extent remaining after the application pursuant to the preceding clauses (i) and (ii) or following the termination of this Agreement pursuant to section 10.9 hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such payment.

         (b) For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then outstanding amount of the relevant Obligations owed such Secured Creditor and the denominator of which is the then outstanding amount of all Obligations.

         (c) All payments required to be made to the (i) Lenders hereunder shall be made to the Administrative Agent for the account of the respective Lenders and (ii) Interest Rate Creditors hereunder shall be made to the paying agent under the applicable Designated Interest Rate Agreement or, in the case of Designated Interest Rate Agreements without a paying agent, directly to the applicable Interest Rate Creditor.

         (d) For purposes of applying payments received in accordance with this section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Collateral Agent) of the outstanding Credit Document Obligations and (ii) upon any Interest Rate Creditor for determination (which each Interest Rate Creditor agrees to provide upon request to the Collateral Agent) of the outstanding Interest Rate Obligations owed to such Interest Rate Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Lender and (y) no Designated Interest Rate Agreements or Interest Rate Obligations with respect thereto are in existence.

         (e) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral and the amount of the sum referred to in clause
(a)(i) and (ii) of this section 7.4 and (y) the aggregate outstanding amount of the Obligations.

         7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, any Designated Interest Rate Agreement or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

         8.   INDEMNITY.

         8.1. Indemnity. (a) The Assignors jointly and severally agree to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and its respective successors, assigns, employees, agents and servants (hereinafter in this section 8.1 referred to individually as "Indemnitee", and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments and any and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Designated Interest Rate Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or wilful misconduct of such person to be indemnified or of any other Indemnitee who is such person or an affiliate of such person. If any claim is asserted against any Indemnitee, such Indemnitee shall promptly notify the Assignor and each Indemnitee may, and if requested by the Assignor shall, in good faith, contest the validity, applicability and amount of such claim with counsel selected by such Indemnitee, and shall permit the Assignor to participate in such contest. In addition, in connection with any claim covered by this section
8.1 against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel selected by such Indemnitees; provided, however, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under the laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such defense or counterclaim, each Indemnitee shall be entitled to separate representation by a legal counsel selected by that Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of section 8.1(a), the Assignors jointly and severally agree to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because an Assignor shall have failed to comply with its obligations under this Agreement or any Credit Document), any and all out-of-pocket fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral

Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of section 8.1(a) or (b),the Assignors jointly and severally agree to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by an Assignor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

         (d) If and to the extent that the obligations of any Assignor under this section 8.1 are unenforceable for any reason, each Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Assignors contained in this section 8 shall continue in full face and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement and all of the other Obligations and notwithstanding the discharge thereof.

         9.    DEFINITIONS.

         The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "Assignor" shall have the meaning specified in the first paragraph of this Agreement.

         "Business Day" means any day excluding Saturday, Sunday and any day which shall be in Louisville, Kentucky a legal holiday or a day on which banking institutions are authorized by law to close.

         "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors (such cash collateral account shall be interest bearing if it is the general policy of the Collateral Agent in syndicated credit agreements in which it acts as collateral agent to establish such cash collateral accounts as interest bearing accounts; otherwise such cash collateral account shall be non-interest bearing).

         "Chattel Paper" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky.

         "Collateral" shall have the meaning provided in section 1.1(a).

         "Collateral Agent" shall have the meaning specified in the first paragraph of this Agreement.

         "Contract Rights" shall mean all rights of an Assignor (including, without limitation, all rights to payment) under each Contract.

         "Contracts" shall mean all contracts between an Assignor and one or more additional parties (but shall include Cash Equivalents).

         "Copyrights" shall mean any U.S. copyright to which an Assignor now or hereafter has title, as well as any application for a U.S. copyright hereafter made by such Assignor.

         "Credit Agreement" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "Credit Document Obligations" shall have the meaning provided in the definition "Obligations".

         "Documents" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky.

         "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky, now or hereafter owned by an Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by an Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement, or any payment default, after any applicable grace period, under any Designated Interest Rate Agreement.

         "General Intangibles" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky.

         "Goods" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky.

         "Indemnitee" shall have the meaning provided in section 8.1.

         "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky (but shall not include Cash Equivalents).

         "Interest Rate Creditors" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "Interest Rate Obligations" shall have the meaning provided in the definition "Obligations".

         "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from an Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky, now or hereafter owned by the Assignor.

         "Lender" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "Marks" shall mean any trademarks and service marks now held or hereafter acquired by an Assignor, which are registered in the United States Patent and Trademark Office, as well as any unregistered marks used by an Assignor in the United States and trade dress including logos and/or designs in connection with which any of these registered or unregistered marks are used.

         "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the Bankruptcy Code, would become due) of each Assignor to the Lenders, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents to which such Assignor is a party (including without limitation (x) in the case of the Borrower, all such obligations and indebtedness of the Borrower under the Credit Agreement and (y) in the case of each other Assignor, all such obligations and indebtedness under the Guaranty to which such Assignor is a party which relate to any of the foregoing), and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations and liabilities under this clause (i), being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under section 362(a) of the

Bankruptcy Code, would become due) and liabilities of each Assignor now existing or hereafter incurred under, arising out of or in connection with any Designated Interest Rate Agreement with any of the Secured Creditors including, in the case of Assignors other than the Borrower, all obligations of such Assignor under the Subsidiary Guaranty in respect of any Designated Interest Rate Agreement, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; and (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of any Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

         "Patents" shall mean any U.S. patent to which an Assignor now or hereafter has title, as well as any application for a U.S. patent now or hereafter made by an Assignor.

         "Permits" shall mean, to the extent permitted to be assigned by the terms thereof of by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

         "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the Commonwealth of Kentucky on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or an Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to an Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Proprietary Information" means all information and know-how worldwide, including, without limitation, technical data; manufacturing data; research and development data; data relating to compositions, processes and formulations, manufacturing and production know-how and experience; management know-how; training programs; manufacturing, engineering and other drawings; specifications; performance criteria; operating instructions; maintenance manuals; technology; technical information; software; engineering and computer data and databases; design and engineering specifications; catalogs; promotional literature; financial, business and marketing plans; inventions and invention disclosures.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the Commonwealth of Kentucky, now or hereafter owned by an Assignor and, in any event, shall include, but shall not be limited to, all of an Assignor's rights to payment for goods sold or leased or services performed by an Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to dr held by an Assignor to secure the foregoing, (b) all of an Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

         "Secured Creditors" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "Designated Interest Rate Agreements" shall have the meaning provided in the Preliminary Statements of this Agreement.

         "Significant Mark" shall have the meaning provided in section 4.3 of this Agreement.

         "Significant Patent" shall have the meaning provided in section 5.3 of this Agreement.

         "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide whether written or not written.

         10.      MISCELLANEOUS.

         10.1. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (i) if to any Assignor, at its address contained in the Credit Agreement or the Subsidiary Guaranty, as the case may be;

                  (ii)   if to the Collateral Agent, at:

                           PNC Bank, National Association,
                                 as Collateral Agent
                           4th Floor Annex
                           249 Fifth Avenue
                           Pittsburgh, Pennsylvania 15222-2707
                                    Attn.:        Arlene Ohler
                                                  Vice President
                                                  Multi-Bank Loan Administration
                                                  Tel. No.: (412) 762-3627
                                                  Fax No.: (412) 762-8672;


                           with copies to:

                           PNC Bank, Kentucky, Inc.
                           500 West Jefferson Street
                           Louisville, Kentucky 40202
                                    Attn.:        Todd Munson
                                                  Vice President
                                                  Mail Stop: K1-KHDQ-08-03
                                                  Tel. No.: (502) 581-4734
                                                  Fax No.: (502) 581-2302

                                            -and-

                           Jones, Day, Reavis & Pogue
                           North Point
                           901 Lakeside Avenue
                           Cleveland, Ohio 44114
                                    Attn.:        John W. Sager, Esq.
                                                  Tel. No.: (216) 586-7228
                                                  Fax No.: (216) 579-0212


                  (iii) if to any Lender (other than the Collateral Agent), at such address as such Lender shall have specified in the Credit Agreement;

                  (iv) if to any Interest Rate Creditor, at such address as such Interest Rate Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

         10.2. Waiver; Amendment. (a) None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent (with the consent of the Required Lenders or, to the extent required by section 12.12 of the Credit Agreement, all of the Lenders), provided, however, that no such change, waiver, modification or variance shall be made to section 7.4 hereof or this section 10.2 without the consent of each Secured Creditor adversely affected thereby, provided further that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lenders as holders of the Credit Document Obligations or (y) the Interest Rate Creditors as holders of the Interest Rate Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Interest Rate Obligations, the holders of 51% of all obligations outstanding from time to time under the Designated Interest Rate Agreements.

         (b) No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.

         10.3. Obligations Absolute. The obligations of each Assignor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from other Credit Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

                  (iii) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee;

                  (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to an Assignor or any Subsidiary of a Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not a Pledgor shall have notice or knowledge of any of the foregoing.

         10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns, provided that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Secured Creditors on their behalf.

         10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         10.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF KENTUCKY.

         10.8. Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of an Assignor under or with respect to any Collateral.

         10.9. Termination: Release. (a) After the termination of the Total Commitment and all Designated Interest Rate Agreements, when no Note nor Letter of Credit is outstanding and when all Loans and other Obligations have been paid in full, this Agreement shall terminate, and the Collateral Agent, at the request and expense of the Assignors, will execute and deliver to the relevant Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the relevant Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

         (b) So long as no payment default on any of the Obligations is in existence or would exist after the application of proceeds as provided below, the Collateral Agent shall, at the request of the relevant Assignor, release any or all of the Collateral, provided that (x) such release is permitted by the terms of the Credit Agreement (it being agreed for such purposes that a release will be deemed "permitted by the terms of the Credit Agreement" if the proposed transaction constitutes an exception contained in section 8.2 of the Credit Agreement) or otherwise has been approved in writing by the Required Lenders and
(y) the proceeds of such Collateral are to be applied as required pursuant to the Credit Agreement or any consent or waiver entered into with respect thereto.

         (c) At any time that an Assignor desires that the Collateral Agent take any action to give effect to any release of Collateral pursuant to the foregoing section 10.9(a) or (b), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer stating that the release of the respective Collateral is permitted pursuant to section 10.9(a) or (b). In the event that any part of the Collateral is released as provided in section 10.9(b), the Collateral Agent, at the request and expense of an Assignor, will duly release such Collateral and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this section 10.9. Upon any release of Collateral pursuant to section 10.9(a) or (b), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

         10.10. Collateral Agent. By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in section 11 of the Credit Agreement. Notwithstanding anything to the contrary contained in section 10.2 of this Agreement or section 12.12 of the Credit Agreement, this section 10.10, and the duties and obligations of the Collateral Agent set forth in this section 10.10, may not be amended or modified without the consent of the Collateral Agent.

         11.      WAIVER OF JURY TRIAL.

         Each Assignor and the Collateral Agent each hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                              ATRIA COMMUNITIES, INC.,
                                   as an Assignor


                              By:  /s/ J. Timothy Wesley
                                 -------------------------------------
                                     Vice President



                              LANTANA PARTNERS, LTD.,
                                   as an Assignor

                              By: HILLHAVEN PROPERTIES, LTD.,
                                    a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President


                              PHILLIPPE ENTERPRISES, INC.,
                                      as an Assignor


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President



                              HILLHAVEN PROPERTIES, LTD.,
                                    as an Assignor


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President

                              CASTLE GARDENS RETIREMENT CENTER,
                                        as an Assignor

                              By: HILLHAVEN PROPERTIES, LTD.,
                                     a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                  --------------------------------
                                     Vice President



                              HILLCREST RETIREMENT CENTER, LTD.,
                                        as an Assignor

                              By: FAIRVIEW LIVING CENTERS, INC.,
                                       a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                  --------------------------------
                                     Vice President




                              SANDY RETIREMENT CENTER LIMITED
                                        PARTNERSHIP,
                                      as an Assignor

                              By: HILLHAVEN PROPERTIES, LTD.,
                                      a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                  --------------------------------
                                     Vice President



                              TOPEKA RETIREMENT CENTER, LTD.,
                                       as an Assignor

                              By: HILLHAVEN PROPERTIES, LTD.,
                                     a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                  --------------------------------
                                     Vice President

                              EVERGREEN WOODS, LTD.,
                                  as an Assignor

                              By: ATRIA COMMUNITIES, INC.,
                                   a General Partner


                              By:  /s/ J. Timothy Wesley
                                 -------------------------------------
                                     Vice President





                              FAIRVIEW LIVING CENTERS, INC.,
                                     as an Assignor


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President




                              TWENTY-NINE HUNDRED ASSOCIATES, LTD.,
                                        as an Assignor

                              By: TWENTY-NINE HUNDRED CORPORATION,
                                        a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President





                              TWENTY-NINE HUNDRED CORPORATION,
                                       as an Assignor


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President

                              WOODHAVEN PARTNERS, LTD.,
                                    as an Assignor

                              By: HILLHAVEN PROPERTIES, LTD.,
                                    a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President




                              TUCSON RETIREMENT CENTER LIMITED
                                        PARTNERSHIP,
                                      as an Assignor

                              By: HILLHAVEN PROPERTIES, LTD.,
                                      a General Partner


                              By:  /s/ James H. Gillenwater, Jr.
                                 -------------------------------------
                                     Vice President







                              PNC BANK, NATIONAL ASSOCIATION,
                                    as Collateral Agent



                              By:  /s/ Edward J. Weisto
                                 -------------------------------------
                                     Vice President

                                     ANNEX A
                                       to
                               SECURITY AGREEMENT

                    SCHEDULE OF EXISTING FINANCING STATEMENTS


====================================================================================================================================

                                                             Filing Number     Original                 Description
           Debtor                    Secured Party                and           Filing                      of
                                                             Jurisdiction        Date                   Collateral
- -----------------------------------------------------------------------------------------------------------------------------------
Evergreen Woods Ltd.               Bank One                  FL                7/16/93            Inventory;
                                                                                                  Equipment
- -----------------------------------------------------------------------------------------------------------------------------------
Evergreen Woods                    Ecolab, Inc.              FL                10/8/93            Dishmachine
Retirement Center                                            930000209276
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   J.P. Morgan, DE           AZ                9/3/93             Goods, improvements,
Corporation                                                  757045                               equipment
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   1st National              CA                8/2/92             All rights, title and
Corporation                                                  92174943                             interest of debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   Careage Carmel            CA                6/  /93            Equipment,
Corporation                                                  93002965                             Fixtures
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   Suburban Trust            CA                                   Equipment
Corporation                                                  9435060103
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   AT&T Capital              CA                4/26/96            Bladderscan
Corporation                        Leasing Services, Inc.    9612060322
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   J.P. Morgan, DE           IN                9/3/93             All rights, goods, books,
Corporation                                                  1866236                              records, personal
                                                                                                  property and all interest
                                                                                                  to certain real estate
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   J.P. Morgan, DE           KY                9/27/95            See JP Vencor
Corporation                                                  139007
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   J.P. Morgan, DE           KY                9/3/93             All improvements,
Corporation                                                  133983                               goods, books, personal
                                                                                                  property relating to certain
                                                                                                  real estate
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   Suburban Trust and        KY                8/31/94            Equipment
Corporation                        Savings                   136862
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   J.P. Morgan               MA                9/3/93             All improvements,
Corporation                                                  183694                               goods, books, personal
                                                                                                  property relating to certain
                                                                                                  real estate
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                   Suburban Trust and        MA                9/8/94             Equipment
Corporation                        Savings                   259437
- -----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                             Filing Number      Original                 Description
           Debtor                    Secured Party                and            Filing                      of
                                                             Jurisdiction        Date                   Collateral
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Axiom Funding Group          MA                 7/23/93           Bathing Unit
Corporation                                                  175450
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Shawmut Bank                 MA                 9/22/94           All rights, title and
Corporation                                                  262529                               interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Heritage Pullman             MA                 8/8/94            Equipment
Corporation                     Bank and Trust               253346
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                NME Properties               MO                 7/24/92           All rights, title and
Corporation                                                  2155376                              interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                NME Properties               MO                 8/3/92            All rights, title and
Corporation                                                  2158867                              interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                NME Properties               MO                 8/3/92            All rights, title and
Corporation                                                  2158874                              interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Towers Financial             MO                 1/5/93            All of Debtor's accounts
Corporation                     Corporation                  2210453
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                National Medical             NH                                   All rights, title and
Corporation                     Enterprise Inc.              383051                               interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Banc Ohio                    OH                 5/14/93           All buildings, structures,
Corporation                                                  AK0017839                            additions, etc.
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Banc Ohio                    OH                 2/21/89           Rent
Corporation                                                  AA0084498
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                J.P. Morgan, DE              OH                 9/7/93            Equipment
Corporation                                                  AK44385
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                J.P. Morgan, DE              OH                 9/7/93            Equipment
Corporation                                                  AK44408
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Seattle 1st National         WI                 6/13/95           All rights, title and
Corporation                     Bank                         1514802                              interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Rock Ford Industries         WI                 10/13/95          All rights, title and
Corporation                     Inc.                         1539923                              interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
First Healthcare                Morgan Guaranty              WI                 9/21/93           All rights, title and
Corporation                                                  1154202                              interest of Debtor
- -----------------------------------------------------------------------------------------------------------------------------------
Hillcrest Retirement            Ecolab, Inc.                 ID                 10/23/93          Equipment
Center, Ltd.                                                 586166
- -----------------------------------------------------------------------------------------------------------------------------------
Hillcrest Retirement            Ecolab, Inc.                 ID                 10/23/93          Equipment
Center, Ltd.                                                 6318682
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 9/23/91           Dishmachine
Corporation                                                  680021
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 12/2/91           Dishmachine
Corporation                                                  687296
- -----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                             Filing Number      Original                 Description
           Debtor                    Secured Party                and            Filing                      of
                                                             Jurisdiction        Date                   Collateral
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 2/3/92            Dishmachine
Corporation                                                  693800
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 2/3/92            Dishmachine
Corporation                                                  693802
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 4/1/92            Dishmachine
Corporation                                                  699985
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 9/10/92           Dishmachine
Corporation                                                  717534
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 9/10/92           Dishmachine
Corporation                                                  717537
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 4/2/93            Dishmachine
Corporation                                                  799053
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 9/25/95           Dishmachine
Corporation                                                  610501
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 AZ                 9/25/95           Dishmachine
Corporation                                                  610511
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Clune Equipment              AZ                                   VCTV
Corporation                                                  766301
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Clune Equipment              AZ                                   VCTV
Corporation
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Trans-Leasing Int'l          AZ                 4/27/92           Diapulse Machine
Corporation                                                  702910
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 FL                 11/2/94           Diapulse Machine
Corporation                                                  940000222817
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 FL                                   Diapulse Machine
Corporation
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 FL                                   Diapulse Machine
Corporation
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 FL                 5/18/92           Diapulse Machine
Corporation                                                  920000099741
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 FL                 6/7/90            Diapulse Machine
Corporation                                                  900000145066
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 FL                 6/7/90            Diapulse Machine
Corporation                                                  900000145866
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Clune Equipment              FL                                   VCTV
Corporation
- -----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                             Filing Number      Original                 Description
           Debtor                    Secured Party                and            Filing                      of
                                                             Jurisdiction         Date                   Collateral
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   GTE Leasing                  FL                 12/12/91          No assign
Corporation                                                  910000
                                                             262075
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Clune Equipment              FL                                   VCTV
Corporation
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Paccom Leasing               FL                 9/15/86           All property subject to
Corporation                     Corp.                        1860134614                           lease
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Paccom Leasing               FL                 8/5/91            All property subject to
Corporation                     Corp.                        910000170235                         lease
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 IN                 8/17/92           Dishmachine
Corporation                                                  1798183
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 IN                 7/6/93            Dishmachine
Corporation                                                  1856218
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Ecolab, Inc.                 IN                 10/29/93          Dishmachine
Corporation                                                  1876147
- -----------------------------------------------------------------------------------------------------------------------------------
The Hillhaven                   Banc Ohio                    OH                 2/21/89           Rent
Corporation                                                  AA0084498
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 9/25/95           Dishmachine
Ltd.                                                         610501
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 9/25/95           Dishmachine
Ltd.                                                         610511
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 9/23/91           Dishmachine
Ltd.                                                         0680021
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 12/2/91           Dishmachine
Ltd.                                                         0687296
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 2/3/92
Ltd.                                                         0693800
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 2/3/92
Ltd.                                                         0693802
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 4/1/92
Ltd.                                                         069985
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Trans Leasing                AZ                 4/27/92           Diapulse Machine
Ltd.                                                         0702910
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 9/10/92
Ltd.                                                         0717534
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 9/10/92
Ltd.                                                         0717537
- -----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                             Filing Number      Original                 Description
           Debtor                    Secured Party                and            Filing                      of
                                                             Jurisdiction        Date                   Collateral
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Ecolab, Inc.                 AZ                 4/2/93
Ltd.                                                         0739053
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Clune Equipment              AZ                 7/12/93           VCTV
Ltd.                                                         0750233
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Clune Equipment              AZ                 11/23/93          VCTW
Ltd.                                                         766301
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           1st National Bank of         CA                 2/10/95           Inventory and
Ltd.                            Boston                       9504860301                           Equipment
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Bank of America              CA                 2/10/95           Inventory and
Ltd.                                                         9504860316                           Equipment
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           U.S. National Bank           OR                 7/22/88           Fixture filing
Ltd.                            of OR                        M77949
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Redevelopment                WA                 2/13/95           All Debtor's accounts,
Ltd.                            Agency of San Marcos         950440000                            inventory, goods,
                                                                                                  improvements,
                                                                                                  equipment, other
                                                                                                  personal property
                                                                                                  relating to San Marcos,
                                                                                                  CA land
- -----------------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties,           Bank of America              WA                 2/13/95           All Debtor's accounts,
Ltd.                                                         950440001                            inventory, goods,
                                                                                                  improvements,
                                                                                                  equipment, other
                                                                                                  personal property
                                                                                                  relating to San Marcos,
                                                                                                  CA land
- -----------------------------------------------------------------------------------------------------------------------------------
Kachina Point                   Clune Equipment              AZ                                   VCTV Media Center &
Retirement Center                                                                                 acco.
- -----------------------------------------------------------------------------------------------------------------------------------
Kachina Point                   Trans-Leasing Int'l          AZ                 4/27/92           Diapulse medical unit
Retirement Center                                            702910
- -----------------------------------------------------------------------------------------------------------------------------------
Kachina Point                   Ecolab, Inc.                 AZ                 9/25/95           Dishmachine
Retirement Center                                            610501
- -----------------------------------------------------------------------------------------------------------------------------------
Lantana Partners, Ltd.          1st National Bank of         FL                                   Inventory & equipment
                                Boston
- -----------------------------------------------------------------------------------------------------------------------------------
Narrows Glen                    Ecolab, Inc.                 WA                 11/7/94           Dishmachine
Retirement Center                                            948119799
- -----------------------------------------------------------------------------------------------------------------------------------
Narrows Glen                    Clune Leasing                WA                                   VCTV Media Center
Retirement Center                                            913050340                            with accessories
- -----------------------------------------------------------------------------------------------------------------------------------
Nationwide Care, Inc.           Bank One                     FL                 7/16/93           All Debtor's accounts
                                                             080000149590                         inventory, equipment and
                                                                                                  general intangibles
- -----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                             Filing Number      Original                 Description
           Debtor                    Secured Party                and            Filing                      of
                                                             Jurisdiction        Date                   Collateral
- -----------------------------------------------------------------------------------------------------------------------------------
Nationwide Care, Inc.           Bank One                     IN                 7/6/93            All accounts and general
                                                             1856707                              intangibles
- -----------------------------------------------------------------------------------------------------------------------------------
Nationwide Care, Inc.           Bank One                     IN                 7/15/93           All accounts and general
                                                             1857977-A                            intangibles
- -----------------------------------------------------------------------------------------------------------------------------------
Nationwide Care, Inc.           NBD Leasing                  IN                 11/23/93          All accessions and
                                                             1880541                              proceeds due
- -----------------------------------------------------------------------------------------------------------------------------------
Nationwide Care, Inc.           Continental Textile          IN                 2/28/94           Equipment
                                                             1897695
- -----------------------------------------------------------------------------------------------------------------------------------
Nationwide Care, Inc.           Advance Acceptance           IN                 2/28/94           Auto Scrubber complete
                                Corp.
- -----------------------------------------------------------------------------------------------------------------------------------
New Pond Village                1st National Bank of         MA                                   Subordination
Associates                      Boston                       046216                               agreement
- -----------------------------------------------------------------------------------------------------------------------------------
New Pond Village                1st National Bank of         MA                 11/26/90          Equipment fixture filing
Associates                      Boston                       995382
- -----------------------------------------------------------------------------------------------------------------------------------
San Marcos Courtyard            1st National Bank of         CA                 3/1/95            All Debtor's accounts,
Ltd.                            Boston                       9506660444                           inventory, equipment,
                                                                                                  personal property on
                                                                                                  land in San Marcos,
                                                                                                  County property
- -----------------------------------------------------------------------------------------------------------------------------------
San Marcos Courtyard            Bank of America              CA                 3/1/95            All Debtor's accounts,
Ltd.                                                         9506660474                           inventory, equipment,
                                                                                                  personal property on
                                                                                                  land in San Marcos,
                                                                                                  County property
- -----------------------------------------------------------------------------------------------------------------------------------
Topeka Retirement               City of Topeka               KS                 4/2/96            Entire leasehold estate
Center, Ltd.                                                 2233330
- -----------------------------------------------------------------------------------------------------------------------------------
Tucson Retirement               City of Topeka               KS
Center Limited
Partnership
- -----------------------------------------------------------------------------------------------------------------------------------
Vencor, Inc.                    J.P. Morgan, DE              KY                 9/27/95           All obligations of
                                                             139008                               Debtor's subsidiaries,
                                                                                                  including capital stock,
                                                                                                  income, profits, all
                                                                                                  interests and privileges
                                                                                                  with regard to the
                                                                                                  foregoing
- -----------------------------------------------------------------------------------------------------------------------------------
Vencor, Inc.                    Puritan Bennett              KY                 12/19/93          Equipment
                                Credit                       134445
- -----------------------------------------------------------------------------------------------------------------------------------
Vencor, Inc.                    National Medical             NH                 4/10/92           Inventory, equipment
                                Enterprises                  383051
- -----------------------------------------------------------------------------------------------------------------------------------
Villa Compana                   Clune Equipment              AZ                                   VCTV Media Center
Retirement Center                                            766301                               with accessories
- -----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                             Filing Number      Original                 Description
           Debtor                    Secured Party                and            Filing                      of
                                                             Jurisdiction        Date                   Collateral
- -----------------------------------------------------------------------------------------------------------------------------------
Villa Ventura                   Clune Equipment           MO                  1/3/94                VCTV Media Center
Retirement Center                                         2350818                                   and accessories
- -----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

                                    ANNEX B
                                      to
                              SECURITY AGREEMENT

                      SCHEDULE OF CHIEF EXECUTIVE OFFICES

====================================================================================================================================

                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------------------

Atria Communities, Inc.                                     3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202


                                                            515 West Market Street
                                                            Louisville, Kentucky 40202
- ------------------------------------------------------------------------------------------------------------------------------------

Lantana Partners, Ltd.                                      3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            3061 Donnelly Drive
                                                            Lantana, Florida 33461
- ------------------------------------------------------------------------------------------------------------------------------------

Phillippe Enterprises, Inc.                                 3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            7251 Grove Road
                                                            Brooksville, Florida 34613

                                                            9200 Keystone Crossing
                                                            Suite 800
                                                            Indianapolis, Indiana 46240
- ------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------------------

Hillhaven Properties, Ltd.                                  3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            6653 Carondelet Drive
                                                            Tucson, Arizona 85710

                                                            1550 East River Road
                                                            Tucson, Arizona 85718

                                                            405 Jacks Canyon Road
                                                            Sedona, Arizona 86351

                                                            5549 East Lee Street
                                                            Tucson, Arizona 85712

                                                            1590 West San Marcos Blvd.
                                                            San Marcos, California 92069

                                                            11475 Pearl Street
                                                            Northglenn, Colorado 80233

                                                            3515 South West 6th Street
                                                            Topeka, Kansas 66606

                                                            3515 South West 6th Street
                                                            Topeka, Kansas 66606

                                                            10970 South 700 East
                                                            Sandy, Utah 84070

                                                            8210 Sixth Avenue
                                                            Tacoma, Washington  98406
- ------------------------------------------------------------------------------------------------------------------------------------

Castle Gardens Retirement Center                            3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            11475 Pearl Street
                                                            Northglenn, Colorado 80233
- ------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------------------

Woodhaven Partners, Ltd.                                    3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            13707 Dallas Drive
                                                            Hudson, Florida 34667
- ------------------------------------------------------------------------------------------------------------------------------------

Hillcrest Retirement Center, Ltd.                           3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            1093 South Hilton Street
                                                            Boise, Idaho 80705

                                                            177 N.E. 102nd Avenue
                                                            Portland, Oregon  97220
- ------------------------------------------------------------------------------------------------------------------------------------

Sandy Retirement Center Limited Partnership                 3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            10970 South 700 East
                                                            Sandy, Utah 84070

                                                            177 N.E. 102nd Avenue
                                                            Portland, Oregon  97220
- ------------------------------------------------------------------------------------------------------------------------------------

Twenty-Nine Hundred Associates, Ltd.                        3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            3061 Donnelly Drive
                                                            Lantana, Florida 33461
- ------------------------------------------------------------------------------------------------------------------------------------

Twenty-Nine Hundred Corporation                             3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            3061 Donnelly Drive
                                                            Lantana, Florida 33461
- ------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------------------

Evergreen Woods, Ltd.                                       3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            7030 Evergreen Woods Trail
                                                            Springhill, Florida 34608
- ------------------------------------------------------------------------------------------------------------------------------------

Fairview Living Centers, Inc.                               3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            1093 South Hilton Street
                                                            Boise, Idaho 80705

                                                            177 N.E. 102nd Avenue
                                                            Portland, Oregon  97220
- ------------------------------------------------------------------------------------------------------------------------------------

Tucson Retirement Center Limited Partnership                3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            1550 East River Road
                                                            Tucson, Arizona  85718
- ------------------------------------------------------------------------------------------------------------------------------------

Topeka Retirement Center, Ltd.                              3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            -------------
                                                            Topeka, Kansas
====================================================================================================================================


                                    ANNEX C
                                      to
                              SECURITY AGREEMENT

                             SCHEDULE OF EQUIPMENT
                            AND INVENTORY LOCATIONS

========================================================================================================================
                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------
Atria Communities, Inc.                                     3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202


                                                            515 West Market Street
                                                            Louisville, Kentucky 40202
- ------------------------------------------------------------------------------------------------------------------------
Lantana Partners, Ltd.                                      3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            3061 Donnelly Drive
                                                            Lantana, Florida 33461
- ------------------------------------------------------------------------------------------------------------------------
Phillippe Enterprises, Inc.                                 3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            7251 Grove Road
                                                            Brooksville, Florida 34613

                                                            9200 Keystone Crossing
                                                            Suite 800
                                                            Indianapolis, Indiana 46240


========================================================================================================================
                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------
Hillhaven Properties, Ltd.                                  3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            6653 Carondelet Drive
                                                            Tucson, Arizona 85710

                                                            1550 East River Road
                                                            Tucson, Arizona 85718

                                                            405 Jacks Canyon Road
                                                            Sedona, Arizona 86351

                                                            5549 East Lee Street
                                                            Tucson, Arizona 85712

                                                            1590 West San Marcos Blvd.
                                                            San Marcos, California 92069

                                                            11475 Pearl Street
                                                            Northglenn, Colorado 80233

                                                            3515 South West 6th Street
                                                            Topeka, Kansas 66606

                                                            3515 South West 6th Street
                                                            Topeka, Kansas 66606

                                                            10970 South 700 East
                                                            Sandy, Utah 84070

                                                            8210 Sixth Avenue
                                                            Tacoma, Washington  98406
- ------------------------------------------------------------------------------------------------------------------------
Castle Gardens Retirement Center                            3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            11475 Pearl Street
                                                            Northglenn, Colorado 80233

                                                            ___________, Oregon


                                       2

========================================================================================================================
                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
Woodhaven Partners, Ltd.                                    3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            13707 Dallas Drive
                                                            Hudson, Florida 34667
- ------------------------------------------------------------------------------------------------------------------------
Hillcrest Retirement Center, Ltd.                           3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            1093 South Hilton Street
                                                            Boise, Idaho 80705

                                                            177 N.E. 102nd Avenue
                                                            Portland, Oregon  97220
- ------------------------------------------------------------------------------------------------------------------------
Sandy Retirement Center Limited Partnership                 3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            10970 South 700 East
                                                            Sandy, Utah 84070

                                                            177 N.E. 102nd Avenue
                                                            Portland, Oregon  97220
- ------------------------------------------------------------------------------------------------------------------------
Twenty-Nine Hundred Associates, Ltd.                        3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            3061 Donnelly Drive
                                                            Lantana, Florida 33461
- ------------------------------------------------------------------------------------------------------------------------
Twenty-Nine Hundred Corporation                             3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            3061 Donnelly Drive
                                                            Lantana, Florida 33461
- ------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
Evergreen Woods, Ltd.                                       3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            7030 Evergreen Woods Trail
                                                            Springhill, Florida 34608
- ------------------------------------------------------------------------------------------------------------------------
Fairview Living Centers, Inc.                               3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            1093 South Hilton Street
                                                            Boise, Idaho 80705

                                                            177 N.E. 102nd Avenue
                                                            Portland, Oregon  97220
- ------------------------------------------------------------------------------------------------------------------------
Tucson Retirement Center Limited Partnership                3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            1550 East River Road
                                                            Tucson, Arizona  85718
- ------------------------------------------------------------------------------------------------------------------------
Topeka Retirement Center, Ltd.                              3300 Providian Center
                                                            400 West Market Street
                                                            Louisville, Kentucky 40202

                                                            515 West Market Street
                                                            Louisville, Kentucky 40202

                                                            -------------
                                                            Topeka, Kansas
- ------------------------------------------------------------------------------------------------------------------------


                                                            ___________, Massachusetts
- ------------------------------------------------------------------------------------------------------------------------


                                                            ____________, New Hampshire
- ------------------------------------------------------------------------------------------------------------------------


                                                            ______________, Georgia
- ------------------------------------------------------------------------------------------------------------------------


========================================================================================================================
                         ASSIGNOR                                    ADDRESS
- ------------------------------------------------------------------------------------------------------------------------


                                                            _______________, Maine
- ------------------------------------------------------------------------------------------------------------------------


                                                            _______________, North Carolina
- ------------------------------------------------------------------------------------------------------------------------

                                                            _______________, Virginia
- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

                                       5

                                    ANNEX D
                                      to
                              SECURITY AGREEMENT


                    SCHEDULE OF TRADE AND FICTITIOUS NAMES



Name                                    Jurisdiction Where Used
- --------------------                    ----------------------------

                                    ANNEX E
                                      to
                              SECURITY AGREEMENT

                               SCHEDULE OF MARKS

                              [Name of Assignor]

=============================================================================================================================
       Trademark Name                     TM Number                     Type of TM                    Expiration Date
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================


                                                [Name of Assignor]

=============================================================================================================================
       Trademark Name                     TM Number                     Type of TM                    Expiration Date
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================
       Trademark Name                     TM Number                     Type of TM                    Expiration Date
- -----------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================

                                    ANNEX F
                                      to
                              SECURITY AGREEMENT

                     SCHEDULE OF PATENTS AND APPLICATIONS

                              [Name of Assignor]

==========================================================================================================================
            U.S. Patent No.                            Description                              Expiration
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================


                                                [Name of Assignor]

==========================================================================================================================
            U.S. Patent No.                            Description                              Expiration
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
            U.S. Patent No.                            Description                              Expiration
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

                                    ANNEX G
                                      to
                              SECURITY AGREEMENT

                    SCHEDULE OF COPYRIGHTS AND APPLICATIONS

                              [Name of Assignor]

                              [Name of Assignor]